AMENDMENT NO. 2 TO AND CONSENT UNDER
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                  THIS AMENDMENT NO. 2 TO AND CONSENT UNDER SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment No. 2") is made this 29th day of July, 1999 by and among PENN NATIONAL GAMING, INC., a Pennsylvania corporation ("Borrower"); FIRST UNION NATIONAL BANK, a national banking association (for itself and in its capacity as agent hereunder, "Agent"); and the banks signatory to this Amendment No. 2 (together with the Agent, each individually a "Bank" and individually and collectively, the "Banks").

BACKGROUND

                  Borrower and Banks entered into a Second Amended and Restated Credit Agreement dated January 28, 1999, as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement and Joinder of Subsidiary Guarantor dated July 29, 1999 (as amended hereby and as may be further amended from time to time, the "Credit Agreement") for the purposes of providing a revolving credit facility, for the financing of a loan from Borrower to FR Park Racing L.P., the refinancing of certain existing indebtedness of Borrower, the issuance of letters of credit for the benefit of Borrower, and for the working capital needs and general corporate purposes of the Borrower.

                  Borrower and Banks have agreed to make certain amendments to the Credit Agreement as set forth herein and subject to the terms and conditions hereof, and Banks have agreed to permit Borrower to enter into a Debt Service Maintenance Agreement, for the benefit of Commerce Bank, N.A., to support the extension of credit to FR Park Racing, L.P. and GS Park Racing, L.P. by Commerce Bank, N.A.

     In consideration of the foregoing and the promises and the agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows: Definitions

(1) General Rule. Unless otherwise defined herein, terms used herein which are defined in the Credit Agreement shall have the meanings assigned to them in the Credit Agreement.

     (1) Additional  Definitions.  The following definitions are hereby added to
Section 1 of the Credit Agreement to read in their -------------------------------- entirety as follows: "Amendment No. 2" means the Amendment No. 2 to and Consent under Second Amended and Restated Credit Agreement by and among Borrowers and Banks dated July 29, 1999. "Amendment No. 2 Effective Date" means the date on which the conditions set forth in Paragraph 5 of Amendment No. 2 have been satisfied.








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


                  "Debt Service Maintenance Agreement" means the Debt Service Maintenance Agreement dated July 29, 1999 by Borrower in favor of Commerce Bank, N.A., in the form annexed hereto.

i. Amendment to Section 8.05(x) of the Credit Agreement (Advances, Investments and Loans). Section 8.05(x) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  (x)In the absence of a Default or an Event of Default and if such payment shall not create a Default or an Event of Default, on and after the date of the Transaction Conversion, Borrower or a wholly-owned Subsidiary may: (i) maintain and guaranty loans or investments in an aggregate amount no greater than $23,000,000 in the New Jersey Joint Venture, which such loans, guaranties and investments shall include the $11,250,000 loan made in January, 1999, an equity contribution of $250,000 made on the date of Amendment No. 2 and the $11,500,000 loan support to Commerce Bank, N.A. pursuant to the Debt Service Maintenance Agreement; it being agreed that, so long as there is no Default or Event of Default in existence and so long as no Default or Event of Default would be caused thereby, Borrower and its Subsidiaries may make payments under the Debt Service Maintenance Agreement in an aggregate principal amount not exceeding $11,500,000, plus costs and expenses as provided in the Debt Service Maintenance Agreement; (ii) expend up to $1,150,000 per annum under
                  Borrower's several guaranty of one-half (1/2) of tenant's obligations pursuant to that certain Lease Agreement dated January 28, 1999 between Garden State Race Track, Inc., as landlord and GS Park Racing, L.P., as tenant, for premises known as the Garden State Race Track located in Camden, New Jersey; (iii) expend up to $8,750,000 in connection with the exercise of the Put (upon the exercise of the Put, the guaranty referred to in Section 2(x)(ii) is terminated and of no further force or effect); (iv) expend up to $5,000,000 under Borrower's Contingent Guaranty of the Contingent Notes (as defined in the New Jersey Joint Venture Agreement); and
                  (v) expend up to $1,250,000 on transaction expenses related to the New Jersey Joint Venture.

i.       Debt Service Maintenance Agreement.
                  The  Borrower's  execution  of the  Debt  Service  Maintenance
                  Agreement is prohibited by Section 8.16 of the Credit Agreement. Nonetheless, Banks hereby consent to Borrower's execution of the Debt Service Maintenance Agreement.

(1) Borrower hereby covenants and agrees that it will not agree to any amendment or modification from the terms of the Debt Service Maintenance Agreement on the date hereof without the consent of the Agent, such consent not to be unreasonably withheld or delayed.

     i. Representations and Warranties. Borrowers hereby represent and warrant to Banks as follows:

(1) Representations. The representations and warranties set forth in Section 6 of the Credit Agreement are true and correct in all material respects as of the date hereof; there is no Event of Default or Default under the Credit Agreement, as amended hereby; and there has been no material adverse change in the financial condition or business of Borrower or any Subsidiary from the date on which Borrower last delivered financial statements to Banks.
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


     (1) Power and Authority. Borrower and each Subsidiary has the power and authority under the laws of each of their states of ---------------------------- incorporation or formation and under their articles or certificates of incorporation and bylaws or other formation documents or other formation documents to enter into and perform this Amendment No. 2 and the other documents and agreements required hereunder (collectively, the "Amendment Documents"); all actions (corporate or otherwise) necessary or appropriate for the execution and performance by Borrower and each Subsidiary of the Amendment Documents have been taken; and the Amendment Documents and the Credit Agreement, as amended, each constitute the valid and binding obligations of Borrower and each Subsidiary, enforceable in accordance with their respective terms.

     (1) No Violations of Law or Agreements. The making and performance of the Amendment Documents by Borrower and each Subsidiary ------------------------------------------- will not (i) violate any provisions of any law or regulation, federal, state or local, or the articles or certificates of incorporation or bylaws or other formation documents of any Borrower or Subsidiary or (ii) result in any breach or violation of, or constitute a default or require the obtaining of any consent under, any agreement or instrument by which any Borrower or Subsidiary or its property may be bound. i. Conditions to Effectiveness of Amendment. This Amendment No. 2 shall be effective upon Agent's receipt of the following documents, each in form and substance satisfactory to Agent: (1) Amendment No. 2. This Amendment No. 2 duly executed by Borrower, Agent and Banks. ------------------------

     (1) Debt Service Maintenance Agreement. An executed copy of the Debt Service Maintenance Agreement. ----------------------------------

     (1) Other Documents. Such additional documents as Agent may reasonably request. ---------------

i. Affirmations. Borrower hereby: (i) affirms all the provisions of the Credit Agreement, Security Agreement, Pledge Agreement and Contribution and
                           Indemnification Agreement, as amended by this Amendment No. 2, and (ii) agrees that the terms and conditions of the Credit Agreement, Security Agreement, Pledge Agreement and Contribution and Indemnification Agreement shall continue in full force and effect as supplemented and amended hereby.


i.       Miscellaneous.

(1) Borrower agrees to pay or reimburse Agent for all reasonable fees and expenses (including without limitation reasonable fees and expenses of counsel) incurred by Agent in connection with the preparation, execution and delivery of this Amendment No. 2.

     (1) This Amendment No. 2 shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. 135 (1) All terms and provisions of this Amendment No. 2 shall be for the benefit of and be binding upon and enforceable by the respective successors and assigns of the parties hereto.

     (1) This Amendment No. 2 may be executed in any number of counterparts with the same effect as if all the signatures on such counterparts appeared on one document and each such counterpart shall be deemed an original.

(1) Except as expressly set forth herein, neither the execution, delivery and performance of this Amendment No. 2, the Bank's consent or waiver set forth herein, nor anything contained herein shall be construed as or shall operate as a consent to or waiver of any further provision of, or any right, power or remedy of Banks under the Credit Agreement and the agreements and documents executed in connection therewith. The consent and waiver granted hereby is limited to the matters set forth herein.

                  IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this
Amendment No. 2 the day and year first above written.

                                            PENN NATIONAL GAMING, INC.


                                            By:      /s/Robert S. Ippolito__
                            Name: Robert S. Ippolito
               Title: Chief Financial Officer/Secretary/Treasurer

                                            FIRST UNION NATIONAL BANK, as Agent

                                            By:      _/s/Lynn Eagleson__________
                                                     Name:  Lynn Eagleson
                                                     Title: Vice President

















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

                                            SUMMIT BANK

                                            By:      _/s/Mary Balciar__________
                                                     Name: Mary Balciar
                                                     Title: Vice President
Accepted and Agreed:

MOUNTAINVIEW THOROUGHBRED
RACING ASSOCIATION, as a Subsidiary
Guarantor

By:      __/s/Robert S. Ippolito________
         Name: Robert S. Ippolito
          Title: Secretary/Treasurer

PENNSYLVANIA NATIONAL TURF
CLUB, INC., as a Subsidiary Guarantor

By:      _/s/Robert S. Ippolito____
         Name:  Robert S. Ippolito
          Title:  Secretary/Treasurer

PENN NATIONAL SPEEDWAY,
INC., as a Subsidiary Guarantor

By:      _/s/Robert S. Ippolito____
         Name: Robert S. Ippolito
          Title:  Secretary

STERLING AVIATION, INC.,
as a Subsidiary Guarantor

By:      _/s/Robert S. Ippolito____
         Name:  Robert S. Ippolito
         Title:  Secretary/Treasurer

PENN NATIONAL HOLDING
COMPANY, as a Subsidiary
Guarantor

By:      _/s/Robert S. Ippolito___
         Name: Robert S. Ippolito
          Title:  Secretary/Treasurer

PENN NATIONAL GAMING OF WEST
VIRGINIA, INC., as a Subsidiary Guarantor

By:      _/s/Robert S. Ippolito__
         Name:  Robert S. Ippolito
         Title:  Secretary/Treasurer

PNGI POCONO, INC.,
as a Subsidiary Guarantor

By:      _/s/Robert S. Ippolito__
         Name:  Robert S. Ippolito
         Title:  Secretary/Treasurer

TENNESSEE DOWNS, INC.,
as a Subsidiary Guarantor

By:      _/s/Robert S. Ippolito__
         Name:  Robert S. Ippolito
         Title:  Secretary

THE DOWNS RACING, INC.,
as a Subsidiary Guarantor

By:      _/s/Joseph A. Lashinger
         Name:  Joseph A. Lashinger
         Title:  President

NORTHEAST CONCESSIONS, INC.,
as a Subsidiary Guarantor

By:      __/s/Robert S. Ippolito
         Name:  Robert S. Ippolito
         Title:  Vice President

BACKSIDE, INC.,
as a Subsidiary Guarantor

By:      _/s/Robert S. Ippolito_
         Name:  Robert S. Ippolito
         Title:Assistant Secretary

MILL CREEK LAND, INC.,
as a Subsidiary Guarantor

By:      _/s/Robert S. Ippolito_
         Name: Robert S. Ippolito
         Title: Assistant Secretary

WILKES BARRE DOWNS, INC.,
as a Subsidiary Guarantor

By:      _/s/Robert E. Abraham
         Name: Robert E. Abraham
         Title: President

PENN NATIONAL GSFR, INC.,
as a Subsidiary Guarantor

By:      _/s/Robert S. Ippolito____
         Name:  Robert S. Ippolito
         Title: Secretary/Treasurer






























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